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                                                                    EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                         OF NEWFIELD EXPLORATION COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2002 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terry W. Rathert, Vice President, Chief Financial Officer and Secretary of Newfield Exploration Company (the "Company"), hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/ Terry W. Rathert
                                    -----------------------------------
                                    Name: Terry W. Rathert
                                    Date: August 14, 2002



This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.